STOCK-BASED COMPENSATION PLAN	12 Months Ended
Dec. 31, 2016
STOCK-BASED COMPENSATION PLAN
STOCK-BASED COMPENSATION PLAN

17. STOCK‑BASED COMPENSATION PLAN

Under the Huntsman Corporation Stock Incentive Plan, a plan approved by stockholders, Huntsman Corporation may grant non‑qualified stock options, incentive stock options, stock appreciation rights, restricted stock, phantom stock, performance awards and other stock‑based awards to its employees, directors and consultants and to employees and consultants of its subsidiaries, provided that incentive stock options may be granted solely to employees. The terms of the grants are fixed at the grant date. Option awards have a maximum contractual term of 10 years and generally must have an exercise price at least equal to the market price of Huntsman Corporation’s common stock on the date the option award is granted. Stock‑based awards generally vest over a three‑year period; certain performance awards vest over a two‑year period and awards to Huntsman Corporation’s directors vest on the grant date.

The compensation cost from continuing operations under the Stock Incentive Plan allocated to Venator was approximately $2 million each for the years ended December 31, 2016, 2015 and 2014. The allocation was determined annually based upon the outstanding number of shares of each type of award granted to individuals employed by Venator.

STOCK OPTIONS

The fair value of each stock option award is estimated on the date of grant using the Black‑Scholes valuation model that uses the assumptions noted in the following table. Expected volatilities are based on the historical volatility of Huntsman Corporation’s common stock through the grant date. The expected term of options granted was estimated based on the contractual term of the instruments and employees’ expected exercise and post‑vesting employment termination behavior. The risk‑free rate for periods within the contractual life of the option was based on the U.S. Treasury yield curve in effect at the time of grant. The assumptions noted below represent the weighted averages of the assumptions utilized for all stock options granted during the year.

	Year ended December 31,
	2016		2015		2014
Dividend yield	5.6%		2.3%		2.4%
Expected volatility	57.9%		57.6%		60.3%
Risk-free interest rate	1.4%		1.4%		1.7%
Expected life of stock options granted during the period	5.9	years	5.9	years	5.7	years

NONVESTED SHARES

Nonvested shares granted under the Huntsman Corporation Stock Incentive Plan consist of restricted stock, which is accounted for as an equity award, and phantom stock, which is accounted for as a liability award because it can be settled in either stock or cash.

The fair value of each performance share unit award is estimated using a Monte Carlo simulation model that uses various assumptions, including an expected volatility rate and a risk‑free interest rate. For the years ended December 31, 2016 and 2015, the weighted‑average expected volatility rate was 39.3% and 30.0%, respectively and the weighted average risk‑free interest rate was 0.9% and 0.7%, respectively. For the performance awards granted during the years ended December 31, 2016 and 2015, the number of shares earned varies based upon Huntsman Corporation achieving certain performance criteria over two‑year and three‑year performance periods. The performance criteria are total stockholder return of Huntsman Corporation’s common stock relative to the total stockholder return of a specified industry peer‑group for the two‑year and three‑year performance periods. No performance share unit awards were granted during the year ended December 31, 2014.